EXHIBIT 99.2

EXHIBIT 99.2

CDI to Acquire Big Fish Games

November 13, 2014

Forward-Looking Statements

This document contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. The Private Securities Litigation Reform Act of 1995 (the “Act”) provides certain “safe harbor” provisions for forward-looking statements. All forward-looking statements are made pursuant to the Act.

The reader is cautioned that such forward-looking statements are based on information available at the time and/or management’s good faith belief with respect to future events, and are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in the statements. Forward-looking statements speak only as of the date the statement was made. We assume no obligation to update forward-looking information to reflect actual results, changes in assumptions or changes in other factors affecting forward-looking information.

Forward-looking statements are typically identified by the use of terms such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “predict,” “project,” “hope,” “should,” “will,” and similar words, although some forward-looking statements are expressed differently. Although we believe that the expectations reflected in such forward-looking statements are reasonable, we can give no assurance that such expectations will prove to be correct.

Important factors that could cause actual results to differ materially from expectations include: the effect of global economic conditions, including any disruptions in the credit markets; a decrease in consumers’ discretionary income; the effect (including possible increases in the cost of doing business) resulting from future war and terrorist activities or political uncertainties; the overall economic environment; the impact of increasing insurance costs; the impact of interest rate fluctuations; the effect of any change in our accounting policies or practices; the financial performance of our racing operations; the impact of gaming competition (including lotteries, online gaming and riverboat, cruise ship and land-based casinos) and other sports and entertainment options in the markets in which we operate; our ability to maintain racing and gaming licenses to conduct our businesses; the impact of live racing day competition with other Kentucky, Illinois, Louisiana and Ohio racetracks within those respective markets; the impact of higher purses and other incentives in states that compete with our racetracks; costs associated with our efforts in support of alternative gaming initiatives;

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Forward-Looking Statements (cont’d)

costs associated with customer relationship management initiatives; a substantial change in law or regulations affecting pari-mutuel and gaming activities; a substantial change in allocation of live racing days; changes in Kentucky, Illinois, Louisiana or Ohio law or regulations that impact revenues or costs of racing operations in those states; the presence of wagering and gaming operations at other states’ racetracks and casinos near our operations; our continued ability to effectively compete for the country’s horses and trainers necessary to achieve full field horse races; our continued ability to grow our share of the interstate simulcast market and obtain the consents of horsemen’s groups to interstate simulcasting; our ability to enter into agreements with other industry constituents for the purchase and sale of racing content for wagering purposes; our ability to execute our acquisition strategy and to complete or successfully operate planned expansion projects; our ability to successfully complete the merger with Big Fish Games, Inc. and associated risks related to, among other things, regulatory approval of the merger or other conditions to the closing that may not be satisfied, or the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement; our ability to successfully complete any divestiture transaction; market reaction to our expansion projects; the inability of our totalisator company, United Tote, to maintain its processes accurately, keep its technology current or maintain its significant customers; our accountability for environmental contamination; the ability of our online business to prevent security breaches within its online technologies; the loss of key personnel; the impact of natural and other disasters on our operations and our ability to obtain insurance recoveries in respect of such losses (including losses related to business interruption); our ability to integrate any businesses we acquire into our existing operations, including our ability to maintain revenues at historic levels and achieve anticipated cost savings; the impact of wagering laws, including changes in laws or enforcement of those laws by regulatory agencies; the outcome of pending or threatened litigation; changes in our relationships with horsemen’s groups and their memberships; our ability to reach agreement with horsemen’s groups on future purse and other agreements (including, without limiting, agreements on sharing of revenues from gaming and advance deposit wagering); the effect of claims of third parties to intellectual property rights; and the volatility of our stock price.

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CDI announced yesterday that it intends to acquire Big Fish Games

Big Fish at a glance

Founded in 2002 by Stanford business school grad Paul Thelen, Big Fish is one of the world’s largest producers and distributors of casual games, delivering entertainment to millions of people worldwide

Through its mobile and online distribution platforms, Big Fish has distributed more than 2.5 billion games from a growing library of unique mobile and PC games to customers in 150 countries

Big Fish Casino has emerged as a #4 top-grossing mobile (both iOS and Android) publisher worldwide with a portfolio that includes the #1 mobile social casino on iOS and #2 on Google Play1

By the Numbers

3,950+ games (3,500+ PC games; 450+ mobile games)

~560 total employees in Seattle, WA (HQ); Oakland, CA and Luxembourg

~1.15 million quarterly average paying users

Source: Big Fish Games, Inc., quarterly avg. paying users based on Q3 2014 consolidated

Big Fish Casino Gummy Drop!

Midnight Castle Fairway Solitaire

1	According to App Annie as of October 2014
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CDI will pay $485 million upfront and up to $350 million in an earn-out

Transaction structure

Consideration	■ Upfront consideration: $485 million, on a debt-free, cash-free basis • ~$392 million in cash at closing; ~$15 million paid to founder in CHDN stock at closing; ~$79 million paid to founder over three years • Represents ~8.5x multiple on 3Q 2014 LTM Adjusted EBITDA of $57.3 million • Adjusted EBITDA includes an adjustment for change in deferred revenue ■ Earn-out consideration: maximum of $350 million based on 2015 Adjusted EBITDA performance • Equal to 2015 Adjusted EBITDA less base value of $51.2 million multiplied by 9x • For purposes of earn-out calculation, 2015 Adjusted EBITDA is reduced by subtracting expected costs associated with the change in deferred revenue • Paid in 1Q 2016 except for founder portion which is paid in three installments in 2016 and 2017 ■ Founder bonus payment of $50 million if Big Fish achieves $1 billion in bookings during 2016 (compares to 3Q 2014 LTM bookings of $312 million) paid in four equal annual installments
Management Retention	■ Key management shareholders required to execute non-competition and non-solicitation agreements with a term ending two years from the date they are no longer employed by CDI ■ Big Fish employees will be eligible for equity compensation programs based on performance & retention
Financing	■ $200 million new term loan A; remainder financed with existing revolving credit facility ■ Projected pro-forma Total Funded Debt / Adjusted EBITDA of 3.2x at closing
Segment Reporting	■ Big Fish results will be reported in a new, standalone segment
Expected Closing	■ By year end 2014

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CHURCHILL DOWNS INCORPORATED

The transaction continues CDI’s growth strategy

Extends Churchill Downs’ presence as a leading digital entertainment provider

Positions Churchill Downs at the forefront of the mobile and online

1 games industry, particularly social casino genre, which is experiencing strong organic global growth based on positive industry fundamentals and the acceptance of new forms of gaming on mobile devices

2 Strong cultural fit; management teams share emphasis on innovation, technology, customer-centric approach and value creation

Provides diversification with powerful organic growth and external

3	opportunities via bolt-on acquisitions
4	Strategically improves the competitive position of Churchill Downs as the mobile and online gaming landscape evolves

CDI Recent Acquisition History

2007-2010: Twinspires.com (ADW) America Tab

Bloodstock Research & Information Systems

Youbet.com

2010-2014: Casinos Harlow’s Resort & Casino

Riverwalk Hotel Casino Oxford Casino Miami Valley Gaming (JV) Saratoga Harness Racing Inc. (JV)

2014: Mobile Social Games Big Fish Games

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The mobile and online gaming industry is growing rapidly

Large market in early growth stage with no clear, sustainable leaders established Global mobile and online gaming revenue growth expected to continue

Social Casino is one of the largest genres of mobile and online games at ~$3 billion worldwide in 2014

Global Mobile/Online Gaming Market Size

(US$ in billions) $ 17.4

$ 5.4

2012 2013 2014 2015 2016 2017 2018 2019

Source: Transparency Market Research

Source: SuperData Research

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Growth in mobile devices is driving games industry growth

Sources:

Digi-Capital Global Games Investment Review 3Q 2014 Summary, available at http://www.digi-capital.com/reports Kleiner Perkins Caufield Byers, Internet Trends 2014 – Code Conference available at http://www.kpcb.com/internet-trends

Game sales are a leading revenue source for app stores

Apple App Store (iPhone) Google Play Store

Apple App Store (iPad)

Screenshots of Apple App Store on iPhone and iPad and Google Play store taken on 11/7/2014

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Big Fish is growing faster than the mobile and online games industry

Achieved long-term growth in the games industry with superior leadership in both content and distribution

Big Fish Games—Annual Bookings Since Founding ($ millions)

$312

CAGR

2010 – LTM (9/30/2014) 18.9% $278

2005 – LTM 48.2%

Inception – LTM 66.3% $238

$193

$156

$117

$84

$55

$26

<$1 $1 $4 $9

2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 LTM

Source: Big Fish Games, Inc.

Big Fish offers three types of games

Premium Paid Free-to-Play Casino Free-to-Play Non-Casino

Top Games

Dark Parables Big Fish Casino Gummy Drop!

PC and Mobile games that Casino-style games such as All non-casino game types

Description customers pay upfront to blackjack, poker, slots, including casual free-to-play purchase craps and roulette games

Availability PC and Mobile PC and Mobile PC and Mobile

Monetization Customers pay upfront Through in-game micro- Through in-game micro-

transactions transactions

Big Fish Casino is gaining share driven by mobile growth

Social casino customers have better monetization and retention rates than other social games

- Big Fish Casino was the top revenue generating casino app on iOS in 2013 and YTD 2014
- Big Fish Casino is ranked 4th among social casino game publishers with 8.3% market share
  - 3Q/2Q growth rate of ~20% is more than double that of the top three competitors
- Big Fish Casino has the 2nd largest mobile share among social casino game publishers

Top 5 Social Casino Game Publishers – 3Q14[1]



Mobile & Tablet Market Share
20.7%
14.0%
8.8%
8.6%
8.1%
39.8%
Total Market Share
20.6 %
10.7 %
8.8 %
8.3 %
6.9 %
44.7 %
Caesars Interactive
Big Fish Casino
DoubleDown/IGT
GSN + Bash Gaming
Zynga (Social Casino Only)
Other

Sources: AppMtr, Distimo, AppAnnie, MetricsMonk, Eilers Research LLC

[1] Market share by revenue. No publisher outside the top 5 has more than 5% market share.

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CHURCHILL DOWNS INCORPORATED

Big Fish has a diversified game portfolio with limited revenue concentration

Game Type & Geographic Diversity1

Social Casino 46%, Other Genres 54% U.S. 65%, Rest of World 35% F2P Games 54%, Paid Games 46% Mobile Games 54%, PC Games 46%

Game Concentration

Largest contributor to Non-Casino F2P games is 29.2% of bookings3 Top 5 Premium Paid PC Games contributed 4.1% of YTD2 Premium Paid PC revenue Top 5 Premium Paid Mobile Games contributed 7.1% of YTD2 Premium Paid Mobile revenue

Revenue by Game Type1

8.5%

45.6%

45.9%

Premium Paid

Free-to-Play Casino

Free-to-Play Non-Casino

Top F2P Non-Casino Games3

1.2%

1.7% 12.7%

2.3% 29.2%

4.5%

4.8%

5.4%

7.9% 20.9%

9.4%

Fairway Solitaire Midnight Castle Fairway Blast!

Cascade Gummy Drop! Awakening Kingdoms

Dark Manor Found Farm Up

Cooking Academy All Other

1	YTD through September 2014
2	YTD through August 2014
3	Bookings for Q3 2014

Source: Big Fish Games, Inc.

Big Fish has both powerful worldwide game development and distribution capabilities

A portfolio approach to game development	■ Five internal studios with distinct production strategies ■ Launch more than 100 new titles annually ■ Large, high quality, lower cost, exclusive worldwide developer network
Rigorous, data-driven culture	■ Data-driven framework produces high performing games and mitigates downside risk ■ Disciplined new game introduction process with numerous tollgates utilizes a soft launch system to manage over-investment ■ Focused on the spread between cost to acquire a paying user and the lifetime profit of a player
Marketing expertise	■ Broad customer access via proprietary marketing channels ■ Cross-promotion within the Big Fish network ■ Expertise in app store optimization (ASO) and search engine optimization (SEO) ■ Paid online and television advertising expertise allows high-performing games to achieve large scale
Organic expansion opportunities	■ Strong pipeline of new non-Casino F2P games ■ Brand licenses for new casino games ■ 3rd party licensing and publishing deals using Big Fish's cost-effective customer acquisition framework
Acquisition opportunities	■ Big Fish's broad marketing reach, growing customer base and brand strengthen its opportunities to generate more game installs, making acquisitions attractive and accretive

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CHURCHILL DOWNS INCORPORATED

A pipeline of new games supports revenue growth

Anticipate heavy marketing spend in early part of 2015 on new and recently launched games

Gummy Drop!

Match-3 game

Players travel across the world and restore historical buildings Early results encouraging

Dungeon Boss

Card collecting and battling game with 3D combat Robust player-vs-player and social features

Vegas Party Slots

Vegas quality social slots game to be launched within Big Fish Casino Built in Unity for stunning 3D graphics and special effects

Big Fish is an attractive acquisition and growth opportunity for CDI

Games industry is a large and rapidly growing worldwide business driven by mobile device growth

Big Fish has strong worldwide game development and distribution capabilities A seasoned, exceptional team will continue under founder Paul Thelen CDI has extensive relevant online experience with Twinspires.com Deal is attractively valued

Deal is significantly accretive to free cash flow beginning in year 1 and to EPS in year 2

Deal is comfortably financed; CDI remains conservatively leveraged

Appendix

Reconciliation of Adjusted EBITDA to net income

BIG FISH GAMES, INC.

SUPPLEMENTAL INFORMATION

(Unaudited) (in thousands)

Twelve months ending,

September 30, 2014

Reconciliation of Adjusted EBITDA to net income:

Net income $24,922

Income tax provision 11,906

Interest (expense) income, net 9

Depreciation & Amortization 7,572

Share based compensation expense 7,953

Change in deferred revenue 3,701

Other charges 1,235

Total Adjusted EBITDA $57,299